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                             BRIDGEWAY FUNDS, INC.

                             AGGRESSIVE INVESTORS 1
                             AGGRESSIVE INVESTORS 2
                              ULTRA-SMALL COMPANY
                           ULTRA-SMALL COMPANY MARKET
                               MICRO-CAP LIMITED
                                SMALL-CAP GROWTH
                                SMALL-CAP VALUE
                                LARGE-CAP GROWTH
                                LARGE-CAP VALUE
                               BLUE CHIP 35 INDEX
                                    BALANCED

                         SUPPLEMENT DATED JUNE 22, 2004
         TO STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2003

         The following information is inserted immediately prior to the heading "Management of Bridgeway Funds" in the statement of additional information on page 12.

         CLOSED FUND STATUS DEFINITIONS

         ELIGIBLE INVESTMENTS INTO CLOSED FUNDS

         The Adviser periodically recommends that certain funds be closed to new investment to control asset flows and levels. Information on the investments permitted in funds indicated as "Closed to New Investors" or "Closed to New Investors and Current Shareholders" can be found below. With regard to closed funds, the fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, on behalf of the fund, do not adversely affect its ability to manage the Funds effectively. These exceptions, if any, are annually reviewed by the Funds' Board of Directors. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the funds effectively. The Adviser has established a Closed Funds Exceptions Committee to review exceptions and to maintain this policy. A majority of this committee must approve any investments in closed funds not described below. Furthermore, the Adviser agrees to apply these definitions, as they relate to any actively-managed funds, in its separate account or private account business.

         ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS

         o Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.
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         o        Shareholders may add to their accounts through the Automatic
                  Investment Plan ("AIP") and may increase the AIP amount.
         o Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. Certain third parties who offer Bridgeway Funds may not be able to support this exception.
         o Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.
         o Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.
         o Financial advisers with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients. Advisers who advertise the availability of Bridgeway closed funds will not be permitted to purchase additional shares.
         o Directors of the Funds, employees and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts.

         ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS AND CURRENT SHAREHOLDERS

         o Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.
         o Directors of the Funds, employees and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts and make additional purchases of unsubscribed or redeemed shares.